                                                                   Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Current Report on Form 8-K by Apartment Investment and Management Company (AIMCO) of our reports on the financial statements of certain Partnerships for the year ended December 31, 1994, which reports are dated as shown in the following Appendices (Items 1 through 5), and on the Partnerships referred to below (Items 6 through 16):

1) Appendix A-94

2) Appendix B-94 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

3) Appendix C-94 (each of which expresses a qualified opinion as a result of cumulative unpaid distributions recorded according to HUD guidelines which is not in accordance with generally accepted accounting principles)

4) Appendix D-94 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the change in 1993 of the Partnership's method of computing depreciation)

5) Appendix E-94 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the expiration of a Housing Assistance Payment Contract)

6) Franklin Northwoods Associates, A Limited Partnership, dated March 3, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph noting that the mortgage lender has the option to require full payment of all amounts outstanding after December 1, 1994)

7) Franklin Woods Associates, A Limited Partnership, dated March 14, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph noting that the mortgage note payable and related accrued interest are due June 30, 1997)

8) Green Mountain Manor Limited Partnership, dated February 17, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the expiration of a Housing Assistance Payment Contract and a deferred acquisition note and related accrued interest which is due on February 17, 1996)

 9) Hilltop Apartment Associates, A Limited Partnership, dated February 13, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the change in 1993 of the Partnership's method of computing depreciation and the Partnership's revised estimate in 1993 of interest due on loans from one of its partners)

10) Leyden Limited Partnership, dated February 8, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the Partnership's ability to continue as a going concern and the correction of the Partnership's method of computing accrued interest on a deferred acquisition note)

11) Madison Hill Limited Partnership, dated March 1, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the transfer of substantially all of its assets, liabilities and its deed in lieu of foreclosure, during February 1995, in return for $50,000)

12) Montblanc Garden Apartments Associates, A Limited Partnership, dated March 17, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to a disputed outstanding mortgage principal balance)

13) Pavilion Associates, A Limited Partnership, dated January 19, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to a deferred acquisition note and related accrued interest, and real estate notes payable which are due February 16, 1996)

14) Spring Meadow Limited Partnership, dated February 13, 1995 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the Partnership's ability to continue as a going concern and the correction of the Partnership's method of computing accrued interest on a deferred acquisition note and the correction of an error relating to Partnership cash reflected in the financial statements)

15) Spruce Limited Partnership, dated February 6, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the correction of the Partnership's method of computing accrued interest on a deferred acquisition note for the years 1992 and prior and the correction of an error relating to Partnership cash reflected in the financial statements)

16) Waterman Limited Partnership, dated January 13, 1995 (which expresses a qualified opinion as a result of cumulative unpaid distributions recorded according to HUD guidelines which is not in accordance with generally accepted accounting principles, and includes an explanatory paragraph regarding a deferred acquisition note and related accrued interest which is due on April 18, 1996),

We further consent to the incorporation by reference of such reports in AIMCO's Registration Statements on Form S-3 (No. 333-26415, No. 33-98338, No. 333-828, No. 333-4542, No. 333-4546, No. 333-08997, No. 333-17431 and No.
333-20755) and AIMCO's Registration Statements on Form S-8 (No. 333-4550, No. 333-4548 and No. 333-14481), all filed with the Securities and Exchange Commission.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia

June 23, 1997

                                   Appendix A-94


Partnership                                             Report Date
-----------                                             -----------
107-145 West 135th Street Associates                    February 9, 1995
Algonquin Tower Limited Partnership                     February 9, 1995
All Hallows Associates                                  January 26, 1995
Allentown Towne House Limited Partnership               January 26, 1995
Anglers Manor Associates                                February 2, 1995
Antioch Apartments, Ltd.                                January 11, 1995
Arvada House Associates                                 February 2, 1995
Audobon Park Associates                                 January 12, 1995
Baldwin Oaks Elderly, Ltd.                              February 6, 1995
Baldwin Towers Associates                               February 10, 1995
Basswood Manor Limited Partnership                      January 25, 1995
Bayview Hunters Point Apartments                        January 26, 1995
Bensalem Gardens Associates                             February 3, 1995
Berkley Limited Partnership                             February 14, 1995
Bloomsburg Elderly Associates                           February 1, 1995
Briarwood Apartments                                    January 19, 1995
Brinton Manor No. 1 Associates                          January 21, 1995
Brinton Towers Associates                               January 24, 1995
Brookside Apartments Associates                         February 1, 1995
Buena Vista Apartments, Ltd.                            January 16, 1995
Cabell Associates of Lakeview                           January 21, 1995
California Square Limited Partnership                   January 30, 1995
California Square II Limited Partnership                January 30, 1995
Campbell Heights Associates                             February 2, 1995
Canterbury Gardens Associates                           February 1, 1995
Capital Park Limited Partnership                        January 19, 1995
Center Square Associates                                January 25, 1995
Chapel NDP                                              January 30, 1995
Cheyenne Village Apartments, Ltd.                       February 3, 1995
College Heights                                         January 19, 1995
College Park Apartments                                 February 8, 1995
College Park Associates                                 January 27, 1995
Community Developers of High Point                      January 30, 1995
Congress Park Associates II                             February 9, 1995
Copperwood Limited                                      January 31, 1995
Copperwood II Limited                                   January 25, 1995
Cypress Gardens, Limited                                January 20, 1995
Darby Townhouses Associates                             January 18, 1995
Darbytown Development Associates                        January 11, 1995
Delcar-S, Ltd.                                          January 9, 1995
Delcar-T, Ltd.                                          January 20, 1995
DIP Limited Partnership                                 January 20, 1995
DIP Limited Partnership-II                              February 3, 1995
DIP Limited Partnership III                             February 15, 1995

                                   Appendix A-94


Partnership                                             Report Date
-----------                                             -----------
Discovery Limited Partnership                           February 7, 1995
Doral Gardens Associates                                February 1, 1995
Duquesne Associates No. 1                               January 16, 1995
Edmond Estates Limited Partnership                      January 21, 1995
Elden Limited Partnership                               January 30, 1995
Esbro Limited Partnership                               January 12, 1995
Fairmont #1 Limited Partnership                         February 3, 1995
Fairmont #2 Limited Partnership                         February 6, 1995
Fairwood Associates                                     February 6, 1995
Federal Square Village                                  January 18, 1995
Field Associates                                        January 21, 1995
Forest Green Limited Partnership                        January 16, 1995
Forest Park Elderly Associates                          January 13, 1995
Forrester Gardens, Ltd.                                 January 12, 1995
Fort Carson Associates                                  January 12, 1995
Foxwood Manor Associates                                January 11, 1995
Franklin Chapel Hill Associates                         February 23, 1995
Franklin Park Limited Partnership                       February 9, 1995
Friendset Housing Company                               January 17, 1995
Frio Housing, Ltd.                                      February 2, 1995
G.W. Carver Limited                                     January 26, 1995
Galion Limited Partnership                              January 30, 1995
Garfield Hill Associates                                January 17, 1995
Gateway Village Associates                              January 18, 1995
Gladys Hampton Houses Associates                        February 6, 1995
Golden Apartments I                                     February 6, 1995
Golden Apartments II                                    March 1, 1995
Grandview Apartments                                    January 11, 1995
Greater Mount Calvary Terrace, Ltd.                     January 18, 1995
Greater Richmond Community Development
 Corp. I and Associates                                 February 14, 1995
Greater Richmond Community Development
 Corp. II and Associates                                February 13, 1995
Griffith Limited Partnership                            January 11, 1995
Gulfway Limited Partnership                             January 13, 1995
H.R.H. Properties, Ltd.                                 February 3, 1995
Hamilton Heights Associates                             January 26, 1995
Harold House Limited Partnership                        January 14, 1995
Hatillo Housing Associates                              March 17, 1995
Hickory Ridge Associates, Ltd.                          January 19, 1995
Hillcrest Green Apartments, Ltd.                        January 10, 1995
Hillside Village Associates                             February 9, 1995
Hilltop Limited Partnership                             January 17, 1995
Hopkins Renaissance Associates                          February 1, 1995

                                   Appendix A-94


Partnership                                             Report Date
-----------                                             -----------
Hudson Terrace Associates                               January 26, 1995
Hurbell II Limited Partnership                          January 13, 1995
Indian Valley I Limited Partnership                     January 30, 1995
Indian Valley II Limited Partnership                    January 30, 1995
Indian Valley III Limited Partnership                   January 30, 1995
Ingram Square Apartments, Ltd.                          January 26, 1995
Jamestown Village Associates                            January 12, 1995
Jersey Park Associates                                  January 20, 1995
JFK Associates                                          January 26, 1995
Johnston Square Associates                              January 17, 1995
JVL 16 Associates                                       January 16, 1995
Kennedy Homes Limited Partnership                       January 17, 1995
Key Parkway West Associates                             January 30, 1995
Kimberly Associates Limited Partnership                 January 10, 1995
La Salle Apartments                                     January 17, 1995
La Vista Associates                                     February 9, 1995
Lafayette Manor Associates                              February 15, 1995
Lafayette Towne Elderly, Ltd.                           February 3, 1995
Lafayette Towne Family, Ltd.                            February 3, 1995
Lake Forest Apartments                                  January 20, 1995
Las Americas Housing Associates                         March 17, 1995
Lassen Associates                                       January 31, 1995
Laurel Gardens                                          February 1, 1995
Lewisburg Associates                                    January 26, 1995
Lewisburg Elderly Associates                            January 19, 1995
Lincmar Associates                                      January 31, 1995
Lincoln Park Associates                                 February 3, 1995
Lock Haven Elderly Associates                           February 7, 1995
Lock Haven Gardens Associates                           January 30, 1995
Loring Towers Apartments Limited Partnership            January 12, 1995
M & P Development Company                               January 13, 1995
Maple Park East Limited Partnership                     January 17, 1995
Maple Park West Limited Partnership                     January 10, 1995
Mayfair Manor Limited Partnership                       January 16, 1995
Meadowood Apartments-Phase I (Meadowood
 Associates, Ltd.)                                      January 17, 1995
Meadowood Apartments-Phase II (Meadowood
 Associates, Ltd.)                                      January 12, 1995
Meadows Apartments Limited Partnership                  January 23, 1995
Meadows East Apartments Limited Partnership             January 17, 1995
Menlo Limited Partnership                               January 13, 1995
Merced Commons II                                       February 7, 1995
Mill Street Associates                                  February 3, 1995
Miramar Housing Associates                              March 17, 1995

                                   Appendix A-94


Partnership                                             Report Date
-----------                                             -----------
Montblanc Housing Associates                            March 17, 1995
Morrisania Towers Housing Company                       January 25, 1995
Moss Gardens Ltd.                                       February 1, 1995
Murphy Blair Associates III                             February 1, 1995
New Lake Village Apartments                             January 20, 1995
New West 111th Street Housing Company                   February 3, 1995
Newton Hill Limited Partnership                         January 30, 1995
Northgate Village Limited Partnership                   January 16, 1995
Northlake Terrace Associates                            February 8, 1995
Northwest Terrace Associates                            February 8, 1995
Oakland Village Townhouse Associates                    February 8, 1995
Ocala Place, Ltd.                                       February 7, 1995
One Lytle Place                                         February 2, 1995
One West Conway Associates                              February 22, 1995
Orange Village Associates                               February 8, 1995
Palm House Limited Partnership                          January 30, 1995
Park Avenue West I Limited Partnership                  January 30, 1995
Park Avenue West II Limited Partnership                 January 30, 1995
Park Creek Limited Partnership                          January 11, 1995
Place One Limited Partnership                           February 11, 1995
Portland Plaza Partnership                              February 7, 1995
Portner Place Associates                                February 15, 1995
Post Street Associates                                  January 25, 1995
Pride Gardens Limited Partnership                       January 20, 1995
Pueblo Apartments Associates, Ltd.                      January 20, 1995
RI-15 Limited Partnership                               February 3, 1995
River Front Apartments Limited Partnership              January 11, 1995
River Woods Associates                                  February 13, 1995
Riverview II Associates                                 January 27, 1995
Rockwell Limited Partnership                            January 13, 1995
Rolling Meadows Of Ada, Ltd.                            January 10, 1995
Ruffin Road Associates                                  February 6, 1995
Rutherford Park Townhouses Associates                   February 8, 1995
San Jose Limited Partnership                            January 12, 1995
San Juan Del Centro Limited Partnership                 January 17, 1995
Sencit Towne House Limited Partnership                  January 25, 1995
Shoreview Apartments                                    February 8, 1995
Site 10 Community Alliance Associates                   February 7, 1995
Sleepy Hollow Apartments                                January 26, 1995
SNI Development Company                                 January 24, 1995
Southmont Apartments                                    January 31, 1995
Southward Limited Partnership                           January 13, 1995
Stafford Apartments                                     January 27, 1995
Stock Island Limited Partnership                        January 18, 1995

                                   Appendix A-94


Partnership                                             Report Date
-----------                                             -----------
Storey Manor Associates                                 February 3, 1995
Strawbridge Square Associates Limited Partnership       February 6, 1995
Summersong Townhouses Limited Partnership               January 26, 1995
Sunrise Associates                                      February 10, 1995
Sunset Plaza Apartments                                 January 20, 1995
Susquehanna View Limited Partnership                    January 16, 1995
Timberlake Apartments Limited Partnership               January 19, 1995
Timuquana Park Associates                               January 18, 1995
Tinker Creek Limited Partnership                        January 10, 1995
Town North                                              January 18, 1995
Treeslope Apartments Associates                         January 26, 1995
Trinity Towers-14th Street Associates, Ltd.             March 7, 1995
United Handicap Federation Apartment Associates         February 13, 1995
United House Associates                                 February 9, 1995
United Housing Partners-Carbondale, Ltd.                February 8, 1995
United Redevelopment Associates                         January 26, 1995
University Plaza Associates                             February 9, 1995
Vantage 78                                              March 7, 1995
Villa De Guadalupe Associates                           January 16, 1995
Village Circle Apartments, Ltd.                         January 31, 1995
Village Green Limited Partnership                       January 20, 1995
Vistas De San Juan Associates                           February 13, 1995
Waico Apartments Associates                             January 17, 1995
Waico Phase II Associates                               February 1, 1995
Walden Oaks Associates                                  January 31, 1995
Walmsley Terrace Associates                             January 18, 1995
Walnut Hills Associates, Ltd.                           January 13, 1995
Wash-West Properties                                    January 31, 1995
Waters Towers Associates                                January 12, 1995
West Oak Village Limited Partnership                    January 27, 1995
Whitefield Place, Ltd.                                  January 26, 1995
Woodmark Limited Partnership                            January 30, 1995
Yadkin Associates                                       January 13, 1995

                                   Appendix B-94


Partnership                                             Report Date
-----------                                             -----------
Boynton Beach Limited Partnership                       March 17, 1995
Central Village Associates                              February 10, 1995
Cheek Road Limited Partnership                          February 7, 1995
Clay Courts Associates                                  January 12, 1995
Eastman Associates                                      January 24, 1995
Elm Creek Limited Partnership                           February 7, 1995
Fairmeadows Limited Partnership                         January 12, 1995
Fairview Homes Associates                               January 27, 1995
Franklin Eagle Rock Associates                          February 28, 1995
Franklin Pheasant Ridge Associates                      March 1, 1995
Franklin Ridgewood Associates                           February 24, 1995
Hamilton Gardens, Ltd.                                  February 13, 1995
JVL Limited                                             January 14, 1995
JVL 18 Associates                                       February 3, 1995
JVL 19 Associates                                       January 27, 1995
Langenheim Associates                                   February 1, 1995
Meadowood Associates III, Ltd.                          January 15, 1995
New West 111th Street Two Associates                    January 25, 1995
Olde Rivertown Venture                                  February 2, 1995
Retirement Manor Associates                             February 17, 1995
Royal Towers Limited Partnership                        January 12, 1995
Southridge Apartments Limited Partnership               January 10, 1995
Springfield Limited Partnership                         January 13, 1995
Trinity Apartments                                      January 13, 1995
Village Park II                                         February 3, 1995

                                   Appendix C-94


Partnership                                             Report Date
-----------                                             -----------
Cottonwood Apartments                                   January 11, 1995
Kenneth Arms Apartments                                 January 9, 1995
Knollcrest Apartments                                   January 21, 1995
Manzanita Arms Apartments                               January 11, 1995
Overbrook Park, Ltd.                                    January 23, 1995
Rancho Arms Apartments                                  January 17, 1995
San Juan Apartments                                     January 24, 1995
Trinity Hills Village Apartments                        January 13, 1995
Tumast Associates                                       February 8, 1995
Verdes Del Oriente                                      February 1, 1995

                                   Appendix D-94


Partnership                                             Report Date
-----------                                             -----------
Cumberland Court Associates                             February 9, 1995
Maple Hill Associates                                   February 15, 1995
Merced Commons I                                        February 1, 1995

                                   Appendix E-94


Partnership                                             Report Date
-----------                                             -----------
Brightwood Manor Associates                             January 26, 1995
Caroline Arms Limited Partnership                       January 18, 1995
Richlieu Associates                                     February 11, 1995
Sherman Terrace Associates                              January 13, 1995
Washington Manor Limited Partnership                    January 26, 1995

INDEPENDENT AUDITORS' CONSENT

We consent to the inclusion in this Current Report on Form 8-K by Apartment Investment and Management Company (AIMCO) of our reports on the financial statements of certain Partnerships for the year ended December 31, 1995 (except for Item 4 below which is for the period January 1, 1995 to August 7, 1995), which reports are dated as shown in the following Appendices (Items 1 through 3), and on the Partnerships referred to below (Items 4 through 6):

1) Appendix A-95

2) Appendix B-95 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

3) Appendix C-95 (each of which expresses an unqualified opinion and relies upon the reports of other auditors)

4) Hamilton Gardens, Ltd., A Limited Partnership, dated September 7, 1995 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the sale, by court order, of the property owned by the Partnership, pursuant to foreclosure proceedings and that title passed to the new owners on August 8, 1995)

5) Spring Bright Limited Partnership, A Limited Partnership, dated March 11, 1996 (which expresses an unqualified opinion, relies upon the report of other auditors and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

6) Wash-West Properties, A Limited Partnership, dated February 6, 1996 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the correction of the Partnership's method of computing accrued interest on the Redevelopment Authority promissory note)

We further consent to the incorporation by reference of such reports in AIMCO's Registration Statements on Form S-3 (No. 333-26415, No. 33-98338, No. 333-828, No. 333-4542, No. 333-4546, No. 333-08997, No. 333-17431 and
No. 333-20755) and AIMCO's Registration Statements on Form S-8 (No. 333-4550, No. 333-4548 and No. 333-14481), all filed with the Securities and Exchange Commission.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia

June 23, 1997

                                 Appendix A-95


PARTNERSHIP                                                REPORT DATE
-----------                                                -----------
107-145 West 135th Street Associates                       February 7, 1996
Algonquin Tower Limited Partnership                        February 5, 1996
All Hallows Associates                                     January 31, 1996
Allentown Towne House Limited Partnership                  January 25, 1996
Anglers Manor Associates                                   February 8, 1996
Antioch Apartments, Ltd.                                   February 5, 1996
Arvada House Associates                                    January 30, 1996
Audobon Park Associates                                    January 24, 1996
Baldwin Oaks Elderly, Ltd.                                 February 12, 1996
Baldwin Towers Associates                                  January 31, 1996
Basswood Manor Limited Partnership                         January 25, 1996
Bayview Hunters Point Apartments                           January 30, 1996
Bensalem Gardens Associates                                February 11, 1996
Berkley Limited Partnership                                February 7, 1996
Bloomsburg Elderly Associates                              February 3, 1996
Briarwood Apartments                                       January 31, 1996
Brightwood Manor Associates                                January 31, 1996
Brinton Manor No. 1 Associates                             January 16, 1996
Brinton Towers Associates                                  February 6, 1996
Brookside Apartments Associates                            January 31, 1996
Buena Vista Apartments, Ltd.                               January 20, 1996
Cabell Associates of Lakeview                              January 25, 1996
California Square Limited Partnership                      January 22, 1996
California Square II Limited Partnership                   January 23, 1996
Campbell Heights Associates                                February 5, 1996
Canterbury Gardens Associates                              February 6, 1996
Capital Park Limited Partnership                           January 18, 1996
Caroline Arms Limited Partnership                          January 31, 1996
Center Square Associates                                   January 25, 1996
Chapel NDP                                                 February 6, 1996
Clay Courts Associates                                     January 10, 1996
College Heights                                            January 22, 1996
College Park Apartments                                    February 15, 1996
College Park Associates                                    February 13, 1996
Community Developers of High Point                         January 27, 1996
Congress Park Associates II                                January 15, 1996
Copperwood Limited                                         February 2, 1996
Copperwood II Limited                                      February 7, 1996
Cumberland Court Associates                                January 31, 1996
Cypress Gardens, Limited                                   January 22, 1996
Darby Townhouses Associates                                January 22, 1996
Darbytown Development Associates                           January 22, 1996
Delcar-S, Ltd.                                             January 16, 1996
Delcar-T, Ltd.                                             January 25, 1996
DIP Limited Partnership                                    January 19, 1996
DIP Limited Partnership-II                                 January 30, 1996
DIP Limited Partnership III                                January 31, 1996
Discovery Limited Partnership                              February 1, 1996
Doral Gardens Associates                                   February 9, 1996

                                 Appendix A-95


PARTNERSHIP                                                REPORT DATE
-----------                                                -----------
Duquesne Associates No. 1                                  January 12, 1996
Edmond Estates Limited Partnership                         January 17, 1996
Elden Limited Partnership                                  January 30, 1996
Esbro Limited Partnership                                  January 14, 1996
Fairmont #1 Limited Partnership                            January 26, 1996
Fairmont #2 Limited Partnership                            February 8, 1996
Fairview Homes Associates                                  January 23, 1996
Fairwood Associates                                        February 7, 1996
Federal Square Village                                     January 31, 1996
Field Associates                                           February 3, 1996
Forest Green Limited Partnership                           January 24, 1996
Forest Park Elderly Associates                             February 7, 1996
Forrester Gardens, Ltd.                                    January 10, 1996
Fort Carson Associates                                     January 15, 1996
Foxwood Manor Associates                                   February 15, 1996
Franklin Chapel Hill Associates                            February 5, 1996
Franklin Eagle Rock Associates                             February 15, 1996
Franklin Park Limited Partnership                          January 30, 1996
Franklin Pheasant Ridge Associates                         February 14, 1996
Franklin Woods Associates                                  February 23, 1996
Friendset Housing Company                                  February 21, 1996
Frio Housing, Ltd.                                         February 2, 1996
G.W. Carver Limited                                        January 24, 1996
Galion Limited Partnership                                 January 25, 1996
Garfield Hill Associates                                   February 6, 1996
Gateway Village Associates                                 January 18, 1996
Gladys Hampton Houses Associates                           February 6, 1996
Golden Apartments I                                        January 31, 1996
Golden Apartments II                                       February 8, 1996
Grandview Apartments                                       January 16, 1996
Greater Mount Calvary Terrace, Ltd.                        January 15, 1996
Greater Richmond Community Development Corp. I
   and Associates                                          February 5, 1996
Greater Richmond Community Development Corp. II
   and Associates                                          January 26, 1996
Griffith Limited Partnership                               January 17, 1996
Gulfway Limited Partnership                                January 18, 1996
H.R.H. Properties, Ltd.                                    February 5, 1996
Hamilton Heights Associates                                February 14, 1996
Harold House Limited Partnership                           January 30, 1996
Hickory Ridge Associates, Ltd.                             February 2, 1996
Hillcrest Green Apartments, Ltd.                           January 11, 1996
Hillside Village Associates                                February 8, 1996
Hilltop Apartments Associates                              January 23, 1996
Hilltop Limited Partnership                                January 19, 1996
Hopkins Renaissance Associates                             February 14, 1996
Hudson Terrace Associates                                  January 31, 1996
Hurbell II Limited Partnership                             January 20, 1996
Hurbell III Limited Partnership                            January 20, 1996

                                 Appendix A-95


PARTNERSHIP                                                REPORT DATE
-----------                                                -----------
Indian Valley I Limited Partnership                        January 24, 1996
Indian Valley II Limited Partnership                       January 26, 1996
Indian Valley III Limited Partnership                      January 25, 1996
Ingram Square Apartments, Ltd.                             January 25, 1996
Jamestown Village Associates                               January 25, 1996
Jersey Park Associates                                     January 17, 1996
JFK Associates                                             February 15, 1996
Johnston Square Associates                                 January 15, 1996
JVL 16 Associates                                          January 18, 1996
Kennedy Homes Limited Partnership                          January 17, 1996
Key Parkway West Associates                                January 24, 1996
Kimberly Associates Limited Partnership                    January 15, 1996
La Salle Apartments                                        February 5, 1996
La Vista Associates                                        February 8, 1996
Lafayette Manor Associates                                 February 9, 1996
Lafayette Towne Elderly, Ltd.                              January 17, 1996
Lafayette Towne Family, Ltd.                               January 25, 1996
Lake Forest Apartments                                     January 19, 1996
Las Americas Housing Associates                            January 30, 1996
Lassen Associates                                          February 2, 1996
Laurel Gardens                                             January 31, 1996
Lewisburg Associates                                       January 29, 1996
Lewisburg Elderly Associates                               February 6, 1996
Lincmar Associates                                         January 26, 1996
Lincoln Park Associates                                    February 7, 1996
Lock Haven Elderly Associates                              February 12, 1996
Lock Haven Gardens Associates                              January 29, 1996
Loring Towers Apartments Limited Partnership               January 18, 1996
M & P Development Company                                  January 31, 1996
Maple Hill Associates                                      February 3, 1996
Mayfair Manor Limited Partnership                          January 16, 1996
Meadowood Associates III, Ltd.                             January 18, 1996
Meadows Apartments Limited Partnership                     February 5, 1996
Meadows East Apartments Limited Partnership                January 29, 1996
Menlo Limited Partnership                                  January 11, 1996
Merced Commons I                                           January 30, 1996
Merced Commons II                                          January 23, 1996
Mill Street Associates                                     February 1, 1996
Miramar Housing Associates                                 January 29, 1996
Montblanc Garden Apartments Associates                     February 9, 1996
Montblanc Housing Associates                               January 31, 1996
Morrisania Towers Housing Company                          January 31, 1996
Moss Gardens Ltd.                                          February 1, 1996
Murphy Blair Associates III                                February 7, 1996
National Housing Partnership Realty Fund IV                March 19, 1996
National Housing Partnership RESI Associates I             March 18, 1996
New Lake Village Apartments                                January 26, 1996
New West 111th Street Housing Company                      February 12, 1996
Newton Hill Limited Partnership                            January 24, 1996

                                 Appendix A-95


PARTNERSHIP                                                REPORT DATE
-----------                                                -----------
Northgate Village Limited Partnership                      January 19, 1996
Northlake Terrace Associates                               January 26, 1996
Northwest Terrace Associates                               February 19, 1996
Oakland Village Townhouse Associates                       February 12, 1996
Ocala Place, Ltd.                                          January 31, 1996
One Lytle Place                                            February 20, 1996
One West Conway Associates                                 February 7, 1996
Orange Village Associates                                  January 31, 1996
Palm House Limited Partnership                             January 30, 1996
Park Avenue West I Limited Partnership                     January 31, 1996
Park Avenue West II Limited Partnership                    January 26, 1996
Place One Limited Partnership                              February 13, 1996
Point West Limited Partnership                             January 31, 1996
Portfolio Properties Five Associates                       March 4, 1996
Portfolio Properties Six Associates                        March 6, 1996
Portfolio Properties Twelve Associates                     March 22, 1996
Portfolio Properties Two Associates                        March 2, 1996
Portland Plaza Partnership                                 January 24, 1996
Portner Place Associates                                   January 25, 1996
Post Street Associates                                     February 6, 1996
Pueblo Apartments Associates, Ltd.                         January 22, 1996
RI-15 Limited Partnership                                  February 9, 1996
Richlieu Associates                                        February 20, 1996
River Front Apartments Limited Partnership                 January 31, 1996
River Woods Associates                                     January 30, 1996
Riverview II Associates                                    January 17, 1996
Rockwell Limited Partnership                               January 17, 1996
Rolling Meadows Of Ada, Ltd.                               January 15, 1996
Ruffin Road Associates                                     February 7, 1996
Rutherford Park Townhouses Associates                      February 1, 1996
San Jose Limited Partnership                               January 13, 1996
San Juan Del Centro Limited Partnership                    January 24, 1996
Sencit Towne House Limited Partnership                     January 25, 1996
Sherman Terrace Associates                                 January 31, 1996
Shoreview Apartments                                       February 1, 1996
Site 10 Community Alliance Associates                      January 26, 1996
SNI Development Company                                    February 5, 1996
Southmont Apartments                                       February 5, 1996
Southward Limited Partnership                              January 19, 1996
Spruce Limited Partnership                                 February 10, 1996
Spruce Palm Limited Partnership                            March 11, 1996
Stafford Apartments                                        January 26, 1996
Stock Island Limited Partnership                           February 16, 1996
Storey Manor Associates                                    January 30, 1996
Strawbridge Square Associates Limited Partnership          February 7, 1996
Summersong Townhouses Limited Partnership                  January 25, 1996
Sunrise Associates                                         January 27, 1996
Sunset Plaza Apartments                                    January 18, 1996
Susquehanna View Limited Partnership                       January 17, 1996

                                 Appendix A-95


PARTNERSHIP                                                REPORT DATE
-----------                                                -----------
Timuquana Park Associates                                  January 18, 1996
Tinker Creek Limited Partnership                           January 15, 1996
Town North                                                 January 17, 1996
Townview Towers I Partnership, Ltd.                        February 11, 1996
Treeslope Apartments Associates                            January 26, 1996
Trinity Towers-14th Street Associates, Ltd.                February 18, 1996
United Handicap Federation Apartment Associates            February 8, 1996
United House Associates                                    February 9, 1996
United Housing Partners-Carbondale, Ltd.                   February 10, 1996
United Redevelopment Associates                            January 27, 1996
University Plaza Associates                                February 14, 1996
Vantage 78                                                 February 16, 1996
Villa De Guadalupe Associates                              January 11, 1996
Village Circle Apartments, Ltd.                            February 1, 1996
Village Green Limited Partnership                          January 19, 1996
Vistas De San Juan Associates                              January 25, 1996
Waico Apartments Associates                                January 17, 1996
Waico Phase II Associates                                  January 30, 1996
Walden Oaks Associates                                     February 10, 1996
Walmsley Terrace Associates                                January 20, 1996
Walnut Hills Associates, Ltd.                              January 26, 1996
Washington Manor Limited Partnership                       February 5, 1996
Waters Towers Associates                                   January 15, 1996
Whitefield Place, Ltd.                                     January 26, 1996
Woodmark Limited Partnership                               January 24, 1996
Yadkin Associates                                          January 15, 1996

                                 Appendix B-95


PARTNERSHIP                                                REPORT DATE
-----------                                                -----------
Central Village Associates                                 January 17, 1996
Cheek Road Limited Partnership                             February 15, 1996
Darby Townhouses Limited Partnership                       March 6, 1996
Doral Limited Partnership                                  March 12, 1996
Eastman Associates                                         January 29, 1996
Fairmeadows Limited Partnership                            January 20, 1996
Franklin Ridgewood Associates                              February 15, 1996
Green Mountain Manor Limited Partnership                   February 19, 1996
Hatillo Housing Associates                                 February 28, 1996
JVL Limited                                                January 15, 1996
JVL 18 Associates                                          January 20, 1996
JVL 19 Associates                                          January 23, 1996
Langenheim Associates                                      January 31, 1996
Leyden Limited Partnership                                 February 14, 1996
Maple Park East Limited Partnership                        February 1, 1996
Maple Park West Limited Partnership                        February 1, 1996
Meadowood Apartments-Phase I
   (Meadowood Associates, Ltd.)                            January 16, 1996
Meadowood Apartments-Phase II
   (Meadowood Associates, Ltd.)                            January 14, 1996
Meadowood Townhouses I Limited Partnership                 February 27, 1996
Meadowood Townhouses III Limited Partnership               February 29, 1996
New West 111th Street Two Associates                       January 22, 1996
Olde Rivertown Venture                                     January 19, 1996
Park Creek Limited Partnership                             January 15, 1996
Pavilion Associates                                        January 18, 1996
Portfolio Properties Three Associates                      March 4, 1996
Retirement Manor Associates                                February 2, 1996
Royal Towers Limited Partnership                           January 23, 1996
Southridge Apartments Limited Partnership                  January 15, 1996
Spring Meadow Limited Partnership                          February 15, 1996
Timberlake Apartments Limited Partnership                  January 23, 1996
Trinity Apartments                                         March 18, 1996
Village Park II                                            February 19, 1996
West Oak Village Limited Partnership                       January 31, 1996

                                 APPENDIX C-95


PARTNERSHIP                                                REPORT DATE
-----------                                                -----------
National Housing Partnership Realty Fund I                 March 11, 1996
National Housing Partnership Realty Fund Two               March 13, 1996
National Housing Partnership Realty Fund III               March 15, 1996
Portfolio Properties Seven Associates                      March 6, 1996
Portfolio Properties Eight Associates                      March 12, 1996
Portfolio Properties Nine Associates                       March 13, 1996
Portfolio Properties Ten Associates                        March 7, 1996

INDEPENDENT AUDITORS' CONSENT

We consent to the inclusion in this Current Report on Form 8-K by Apartment Investment and Management Company (AIMCO) of our reports on the financial statements of certain Partnerships for the year ended December 31, 1996 (except for Item 4 below which is for the period January 1, 1996 to July 15, 1996), which reports are dated as shown in the following Appendices (Items 1 through 3), and on the Partnerships referred to below (Items 4 through 9):

1)  Appendix A-96

2) Appendix B-96 (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

3) Appendix C-96 (each of which expresses an unqualified opinion and relies upon the reports of other auditors)

4) Foxwood Manor Associates, A Limited Partnership, dated September 30, 1996 (December 31, 1996 as to Note 8) (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's sale of the land, rental property and substantially all of its assets and liabilities on July 16, 1996)

5) Hickory Ridge Associates, Ltd., A Limited Partnership, dated February 13, 1997 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's financial loss due to the alleged misappropriation of funds by former employees and falsifications of documents to the Department of Housing and Urban Development)

6) Ocala Place, Ltd., A Limited Partnership, dated January 23, 1997 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's financial loss due to the alleged misappropriation of funds by former employees and falsification of documents to the Department of Housing and Urban Development)

7) Portfolio Properties Seven Associates, A Limited Partnership, dated February 24, 1997 (which expresses an unqualified opinion, relies upon the report of other auditors and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

8) Spring Bright Limited Partnership, A Limited Partnership, dated February 22, 1997 (which expresses an unqualified opinion, relies upon the report of other auditors and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern)

9) Village Park II, A Limited Partnership, dated March 21, 1997 (which expresses an unqualified opinion and includes explanatory paragraphs relating to the Partnership's filing for reorganization under Chapter 11 of the United States Bankruptcy Code and the Partnership's deeding its land, rental property and substantially all of its assets to the mortgagee in lieu of foreclosure on March 21, 1997)

We further consent to the incorporation by reference of such reports in AIMCO's Registration Statements on Form S-3 (No. 333-26415, No. 33-98338, No. 333-828, No. 333-4542, No. 333-4546, No. 333-08997, No. 333-17431 and No. 333-20755) and
AIMCO's Registration Statements on Form S-8 (No. 333-4550, No. 333-4548 and No. 333-14481), all filed with the Securities and Exchange Commission.





/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia

June 23, 1997

                                 APPENDIX A-96


PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------------
107-145 West 135th Street Associates                         February 14, 1997
Algonquin Tower Limited Partnership                          February 12, 1997
All Hallows Associates                                       February 6, 1997
Allentown Towne House Limited Partnership                    January 19, 1997
Anglers Manor Associates                                     January 31, 1997
Antioch Apartments, Ltd.                                     February 4, 1997
Arvada House Associates                                      February 7, 1997
Audobon Park Associates                                      January 28, 1997
Baldwin Oaks Elderly, Ltd.                                   January 17, 1997
Baldwin Towers Associates                                    January 23, 1997
Basswood Manor Limited Partnership                           January 31, 1997
Bayview Hunters Point Apartments                             January 17, 1997
Bensalem Gardens Associates                                  February 3, 1997
Berkley Limited Partnership                                  February 8, 1997
Bloomsburg Elderly Associates                                January 13, 1997
Briarwood Apartments                                         January 20, 1997
Brightwood Manor Associates                                  January 24, 1997
Brinton Manor No. 1 Associates                               January 20, 1997
Brinton Towers Associates                                    January 31, 1997
Brookside Apartments Associates                              January 15, 1997
Buena Vista Apartments, Ltd.                                 January 16, 1997
Cabell Associates of Lakeview                                January 28, 1997
California Square Limited Partnership                        January 11, 1997
California Square II Limited Partnership                     January 28, 1997
Campbell Heights Associates                                  January 29, 1997
Canterbury Gardens Associates                                February 5, 1997
Capital Park Limited Partnership                             January 17, 1997
Caroline Arms Limited Partnership                            January 17, 1997
Center Square Associates                                     February 5, 1997
Chapel NDP                                                   February 4, 1997
Clay Courts Associates                                       January 17, 1997
College Heights                                              February 1, 1997
College Park Apartments                                      February 6, 1997
College Park Associates                                      February 7, 1997
Community Developers of High Point                           January 23, 1997
Congress Park Associates II                                  February 11, 1997
Copperwood Limited                                           January 20, 1997
Copperwood II Limited                                        January 21, 1997
Cumberland Court Associates                                  February 1, 1997
Darby Townhouses Associates                                  February 5, 1997
Darbytown Development Associates                             January 24, 1997
Delcar-S, Ltd.                                               January 16, 1997
Delcar-T, Ltd.                                               January 16, 1997
DIP Limited Partnership                                      January 10, 1997
DIP Limited Partnership-II                                   February 13, 1997
DIP Limited Partnership III                                  January 29, 1997
Discovery Limited Partnership                                January 16, 1997
Doral Gardens Associates                                     February 3, 1997

                                 APPENDIX A-96


PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------------
Duquesne Associates No. 1                                    January 15, 1997
Edmond Estates Limited Partnership                           January 11, 1997
Elden Limited Partnership                                    January 20, 1997
Fairmeadows Limited Partnership                              January 20, 1997
Fairmont #1 Limited Partnership                              January 30, 1997
Fairmont #2 Limited Partnership                              January 30, 1997
Fairview Homes Associates                                    February 3, 1997
Fairwood Associates                                          February 6, 1997
Federal Square Village                                       January 20, 1997
Field Associates                                             January 23, 1997
Forest Green Limited Partnership                             January 10, 1997
Forest Park Elderly Associates                               February 12, 1997
Forrester Gardens, Ltd.                                      January 23, 1997
Fort Carson Associates                                       January 21, 1997
Franklin Chapel Hill Associates                              February 12, 1997
Franklin Eagle Rock Associates                               February 1, 1997
Franklin Park Limited Partnership                            February 10, 1997
Franklin Ridgewood Associates Limited Partnership and
  NHP Ridgewood Partners Limited Partnership                 February 15, 1997
Friendset Housing Company                                    February 14, 1997
Frio Housing, Ltd.                                           January 21, 1997
G.W. Carver Limited                                          February 13, 1997
Galion Limited Partnership                                   January 30, 1997
Garfield Hill Associates                                     February 7, 1997
Gateway Village Associates                                   January 17, 1997
Gladys Hampton Houses Associates                             February 8, 1997
Golden Apartments I                                          February 12, 1997
Golden Apartments II                                         February 14, 1997
Grandview Apartments                                         January 15, 1997
Greater Mount Calvary Terrace, Ltd.                          January 21, 1997
Greater Richmond Community Development Corp. I
   and Associates                                            January 31, 1997
Greater Richmond Community Development Corp. II
   and Associates                                            January 30, 1997
H.R.H. Properties, Ltd.                                      January 17, 1997
Hamilton Heights Associates                                  January 28, 1997
Harold House Limited Partnership                             January 13, 1997
Hatillo Housing Associates                                   February 4, 1997
Hillcrest Green Apartments, Ltd.                             January 25, 1997
Hillside Village Associates                                  January 25, 1997
Hilltop Apartments Associates                                February 12, 1997
Hilltop Limited Partnership                                  January 13, 1997
Hudson Terrace Associates                                    January 31, 1997
Hurbell II Limited Partnership                               January 13, 1997
Hurbell III Limited Partnership                              January 15, 1997
Indian Valley I Limited Partnership                          January 30, 1997
Indian Valley II Limited Partnership                         January 30, 1997
Indian Valley III Limited Partnership                        January 29, 1997
Ingram Square Apartments, Ltd.                               February 6, 1997
Jamestown Village Associates                                 January 22, 1997

                                 APPENDIX A-96


PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------
Jersey Park Associates                                       February 1, 1997
JFK Associates                                               February 3, 1997
Johnston Square Associates                                   January 20, 1997
Kennedy Homes Limited Partnership                            February 1, 1997
Key Parkway West Associates                                  February 4, 1997
Kimberly Associates Limited Partnership                      January 11, 1997
La Salle Apartments                                          February 10, 1997
La Vista Associates                                          February 10, 1997
Lafayette Manor Associates                                   February 13, 1997
Lafayette Towne Elderly, Ltd.                                January 24, 1997
Lafayette Towne Family, Ltd.                                 January 25, 1997
Lake Forest Apartments                                       January 17, 1997
Las Americas Housing Associates                              February 8, 1997
Lassen Associates                                            January 31, 1997
Laurel Gardens                                               January 27, 1997
Lewisburg Associates                                         January 25, 1997
Lewisburg Elderly Associates                                 January 24, 1997
Lincmar Associates                                           January 29, 1997
Lincoln Park Associates                                      February 5, 1997
Lock Haven Elderly Associates                                February 11, 1997
Lock Haven Gardens Associates                                February 11, 1997
Loring Towers Apartments Limited Partnership                 January 22, 1997
M & P Development Company                                    January 29, 1997
Maple Hill Associates                                        February 9, 1997
Merced Commons I                                             January 10, 1997
Merced Commons II                                            January 27, 1997
Mill Street Associates                                       February 3, 1997
Miramar Housing Associates                                   February 13, 1997
Montblanc Garden Apartments Associates                       January 30, 1997
Montblanc Housing Associates                                 January 27, 1997
Morrisania Towers Housing Company                            January 24, 1997
Moss Gardens Ltd.                                            February 5, 1997
Murphy Blair Associates III                                  February 10, 1997
National Housing Partnership RESI Associates I               February 26, 1997
New Lake Village Apartments                                  January 18, 1997
New West 111th Street Housing Company                        January 27, 1997
Newton Hill Limited Partnership                              January 30, 1997
Northgate Village Limited Partnership                        January 16, 1997
Northlake Terrace Associates                                 January 27, 1997
Northwest Terrace Associates                                 January 31, 1997
Oakland Village Townhouse Associates                         February 10, 1997
One Lytle Place                                              January 29, 1997
One West Conway Associates                                   February 4, 1997
Orange Village Associates                                    January 16, 1997
Palm House Limited Partnership                               January 29, 1997
Park Avenue West I Limited Partnership                       January 30, 1997
Park Avenue West II Limited Partnership                      January 30, 1997
Place One Limited Partnership                                February 7, 1997
Point West Limited Partnership                               January 28, 1997
Portfolio Properties Five Associates                         February 21, 1997

                                 APPENDIX A-96


PARTNERSHIP                                                  REPORT DATE
-----------                                                 ------------
Portfolio Properties Twelve Associates                       February 25, 1997
Portland Plaza Partnership                                   January 31, 1997
Portner Place Associates                                     January 17, 1997
Post Street Associates                                       January 31, 1997
Pueblo Apartments Associates, Ltd.                           January 23, 1997
PW III Associates                                            February 12, 1997
PW IV Associates                                             February 7, 1997
RI-15 Limited Partnership                                    February 5, 1997
Richlieu Associates                                          February 14, 1997
River Front Apartments Limited Partnership                   January 22, 1997
River Woods Associates                                       January 30, 1997
Riverview II Associates                                      January 14, 1997
Rolling Meadows Of Ada, Ltd.                                 January 28, 1997
Ruffin Road Associates                                       January 29, 1997
Rutherford Park Townhouses Associates                        January 10, 1997
San Jose Limited Partnership                                 January 10, 1997
San Juan Del Centro Limited Partnership                      January 17, 1997
Sencit Towne House Limited Partnership                       January 27, 1997
Sherman Terrace Associates                                   February 10, 1997
Shoreview Apartments                                         February 10, 1997
Site 10 Community Alliance Associates                        February 3, 1997
SNI Development Company                                      January 23, 1997
Southmont Apartments                                         February 4, 1997
Southridge Apartments Limited Partnership                    January 10, 1997
Southward Limited Partnership                                January 20, 1997
Spruce Limited Partnership                                   January 31, 1997
Spruce Palm Limited Partnership                              February 26, 1997
Stafford Apartments                                          January 27, 1997
Stock Island Limited Partnership                             February 18, 1997
Storey Manor Associates                                      February 5, 1997
Strawbridge Square Associates Limited Partnership            February 14, 1997
Summersong Townhouses Limited Partnership                    February 5, 1997
Sunrise Associates                                           February 10, 1997
Sunset Plaza Apartments                                      February 5, 1997
Susquehanna View Limited Partnership                         January 16, 1997
Timberlake Apartments Limited Partnership                    February 7, 1997
Timuquana Park Associates                                    January 29, 1997
Town North                                                   January 30, 1997
Townview Towers I Partnership, Ltd.                          February 10, 1997
Treeslope Apartments Associates                              January 27, 1997
Trinity Towers-14th Street Associates, Ltd.                  February 7, 1997
United Handicap Federation Apartment Associates              February 3, 1997
United House Associates                                      February 11, 1997
United Housing Partners-Carbondale, Ltd.                     February 7, 1997
United Redevelopment Associates                              January 27, 1997
University Plaza Associates                                  February 14, 1997
Vantage 78                                                   February 10, 1997
Villa De Guadalupe Associates                                February 6, 1997
Village Circle Apartments, Ltd.                              February 5, 1997
Village Green Limited Partnership                            January 17, 1997

                                 APPENDIX A-96


PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------
Vistas De San Juan Associates                                January 31, 1997
Waico Apartments Associates                                  February 3, 1997
Waico Phase II Associates                                    January 16, 1997
Walden Oaks Associates                                       January 16, 1997
Walmsley Terrace Associates                                  January 20, 1997
Walnut Hills Associates, Ltd.                                February 12, 1997
Wash-West Properties                                         February 7, 1997
Washington Manor Limited Partnership                         January 14, 1997
Waters Towers Associates                                     January 14, 1997
Whitefield Place, Ltd.                                       February 4, 1997
Wigar, Ltd.                                                  January 20, 1997
Woodmark Limited Partnership                                 January 18, 1997
Yadkin Associates                                            February 10, 1997

                                 APPENDIX B-96


PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------
Central Village Associates                                   January 30, 1997
Cheek Road Limited Partnership                               January 27, 1997
Darby Townhouses Limited Partnership                         February 20, 1997
Doral Limited Partnership                                    February 27, 1997
Esbro Limited Partnership                                    January 22, 1997
Franklin Pheasant Ridge Associates                           January 23, 1997
Franklin Woods Associates Limited Partnership and
 Woods Mortgage Associates Limited Partnership               February 21, 1997
Green Mountain Manor Limited Partnership                     February 8, 1997
Griffith Limited Partnership                                 January 20, 1997
Gulfway Limited Partnership                                  January 17, 1997
JVL Limited                                                  January 20, 1997
JVL 16 Associates                                            January 14, 1997
JVL 18 Associates                                            January 15, 1997
JVL 19 Associates                                            January 28, 1997
Maple Park East Limited Partnership                          January 30, 1997
Maple Park West Limited Partnership                          February 11, 1997
Mayfair Manor Limited Partnership                            January 21, 1997
Meadowood Apartments-Phase I (Meadowood Associates, Ltd.)    January 11, 1997
Meadowood Apartments-Phase II (Meadowood Associates, Ltd.)   January 10, 1997
Meadowood Associates III, Ltd.                               January 10, 1997
Meadowood Townhouses I Limited Partnership                   February 20, 1997
Meadowood Townhouses III Limited Partnership                 February 19, 1997
Meadows Apartments Limited Partnership                       January 10, 1997
Meadows East Apartments Limited Partnership                  January 16, 1997
Menlo Limited Partnership                                    January 27, 1997
National Housing Partnership Realty Fund IV                  March 10, 1997
New West 111th Street Two Associates                         February 3, 1997
Olde Rivertown Venture                                       February 19, 1997
Park Creek Limited Partnership                               February 13, 1997
Pavilion Associates                                          February 6, 1997
Pershing Waterman Phase I                                    January 30, 1997
Portfolio Properties Two Associates                          February 21, 1997
Portfolio Properties Three Associates                        February 22, 1997
Portfolio Properties Six Associates                          February 24, 1997
Rockwell Limited Partnership                                 January 17, 1997
Royal Towers Limited Partnership                             February 13, 1997
Spring Meadow Limited Partnership                            January 28, 1997
Tinker Creek Limited Partnership                             January 16, 1997
Trinity Apartments                                           January 11, 1997
West Oak Village Limited Partnership                         January 21, 1997

                                 APPENDIX C-96


PARTNERSHIP                                                  REPORT DATE
-----------                                                  -----------
National Housing Partnership Realty Fund I                   February 27, 1997
National Housing Partnership Realty Fund Two                 March 3, 1997
National Housing Partnership Realty Fund III                 March 6, 1997
Portfolio Properties Eight Associates                        March 14, 1997
Portfolio Properties Nine Associates                         February 27, 1997
Portfolio Properties Ten Associates                          February 26, 1997